Exhibit 10.1

AMENDMENT NUMBER SEVEN TO GOOGLE SERVICES AGREEMENT

This Amendment Number Seven to the Google Services Agreement (“Amendment”) is effective as of April 1, 2015 (“Amendment Effective Date”), and amends the Google Services Agreement by and between Local Corporation, a Delaware corporation (“Company”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011, as amended (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1. Renewal Term. The box entitled “Term” on the cover page of the Agreement is deleted in its entirety and replaced with the following:

“TERM: Starting on August 1, 2011 (“Effective Date”) and continuing through March 31, 2018 (inclusive)”

2. Additional One-time Termination Right. The following is added as a new Section 13.2(g):

“13.2(g) Either party may terminate this Agreement on March 31, 2017 by providing notice to the other party no later than March 1, 2017.”

3. Modified Definitions. Sections 1.12, 1.14 and 1.21 are deleted in their entirety and replaced by the following:

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4. Additional Definition. The following definition is added as a new Section 1.33:

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5. *** Section 2.2(d) is deleted in its entirety and replaced with the following:

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6. *** Section 2.3 is deleted in its entirety and replaced by the following:

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7. *** The following is added as a new Section 2.5:

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9. ***

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10. Exhibits. Exhibits A, D and E are deleted in their entirety and replaced by Exhibits A, D and E attached to this Amendment.

11. General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

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Amendment Number Seven

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE		COMPANY

By:	/s/ Omid Kondestani	By:	/s/ Fred Thiel

Name:	Omid Kondestani	Name:	Fred Thiel

Title:	Authorized Signatory	Title:	CEO

Date:	2015.04.29	Date:	April 29, 2015

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Amendment Number Seven

EXHIBIT A

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Amendment Number Seven

EXHIBIT D

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Amendment Number Seven

EXHIBIT E

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Amendment Number Seven